                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 16, 2000


                          HOME FINANCING CENTERS, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                                   0-25795                                 93-1249831
----------------------------                ---------------------               ---------------------------------
(State or other jurisdiction                (Commission File No.)               (IRS Employer Identification No.)
Of Incorporation)


          112-114 Burrill Street, Swampscott MA             01907-1808
          ----------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)



Registrants telephone Number (including area code) (781) 596-1992


                             MAS Acquisition X Corp.
                   1710 E. Division St., Evansville, IN 47711
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

          A change of control of the registrant occurred on or about May 16, 2000, pursuant to the terms and conditions of an stock exchange agreement (the "Agreement"), dated April 26, 2000, between MAS Acquisition X Corp., an Indiana corporation ("MAS") and Home Financing Centers, Inc., a Nevada corporation (the "Company"), which provided for the acquisition by the Company of 8,250,000 shares of common stock, par value $.001 per share of MAS in exchange for 315,000 shares of common stock of the Company (the "Transaction"). As a result of the Transaction, the Company is the direct beneficial owner of 8,250,000 or approximately 96.83% of MAS. A copy of the Exchange Agreement between the Company and MAS is attached to this Report as an exhibit.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          As a result of the Transaction, the Company has acquired a controlling interest in MAS, which is a reporting company under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with Section 12g-3(a) of the Rules of the Exchange Act, the Company became the successor issuer to MAS and has elected to report under the Act effective May 16, 2000. For a more detailed description of the Transaction, See Item 1. Changes in Control of the Registrant in this Report.

          MAS does not currently conduct any business. Therefore, the Company intends to continue to conduct its businesses as currently conducted. A brief summary of the Company's business is set forth below and may contain "forward looking statements" as defined in Section 21E of the Exchange Act. Forward-looking statements can often be identified by terminology such as may, will, expect, plan, intend, anticipate, believe, estimate, predict, potential, or continue, the negative of such terms or other comparable terminology. Such forward-looking statements may involve known or unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or developments in the Company's industry, to differ materially from the anticipated results performance or achievements expressed or implied by such forward-looking statements. The Company cautions readers that nay such forward-looking statements are based upon management's current expectations and beliefs but are not guaranties or future performance Actual results could differ materially from those expressed or implied in forward-looking statements.

          The Company currently operates a leading Internet site (www.hfci.com) which provides on-line access to a wide selection of mortgages and information geared toward the homeowner and homebuyer. The Company provides a wide range of services to consumers through direct and third party channels in an effort to attract the largest number of consumers in connection with buying, selling or refinancing of residential property. Specifically, the Company reaches its customer base through its web site, and its relationships with Realtors, mortgage brokers, financial institutions, homebuilders, employers and relocation specialists. The Company believes that by providing a wide variety of services through its multi-channel, business to consumer strategy, it has positioned itself to reach the broadest audience and has distinguished itself in the residential home buying market.

          The primary objective of the Company is to become the leading provider of online content and e-commerce services for homeowners and prospective homeowners by aggressively growing its customer case and capitalizing on the full range of market opportunities currently available. These strategic initiatives include:

  - Developing a leading brand as a provider of online content and e-commerce services for homeowners and home buyers through advertising, co-branding partnerships and promotions using both the Internet and traditional off line media;

  - Expanding third party channels to increase revenues and acquire mortgage originations by extending the Company's technology infrastructure to parties who traditionally participate in home purchases, including real estate agents, homebuilders, relocation companies and mortgage brokers,

  - Enhancing core mortgage services and expanding mortgage offerings by more efficiently accessing and interfacing with capital markets and adding product lines such as sub- prime mortgages, home equity credit lines and construction loans.

  - Maintaining a commitment to customer service by offering value-added self-service tools such as online loan status updates that empower customers to make informed decisions and by continually improving our customer service both online and offline through state of the art management center.

  - Delivering a more integrated homeownership experience by extending and monetizing customer relationships by providing related products and services, such as title insurance, appraisal, home insurance, moving and home improvement services.

          The Company's revenues are derived from the brokering of loans and the origination and sale of loans. Brokered loans are funded directly through lending partners of the Company. Therefore, the Company does not acquire title to such loans at any time during the mortgage lending process. Brokerage revenues are comprised of a mark up to the lending partner's loan price and processing and credit reporting fees which are paid upon the closing of the mortgage loan. Originated and sold loans are loans that are funded through the Company's warehouse lines of credit and sold to mortgage loan purchasers. Loan origination and sale revenues consist of proceeds in excess of the carrying value of the loan, origination fees less direct origination costs and processing fees. The Company earns additional revenues from its loan origination and sale operations as compared to brokered loan operations because the sale of loans includes a service release premium.

          The Company operates in a highly competitive industry area. The market for web-based mortgage services is expanding rapidly and there are no substantial barriers to entry, making it possible for new competitors to proliferate rapidly. In addition, many of these competing businesses have longer operating histories in the traditional mortgage and Internet markets, greater name recognition, larger customer bases and significantly greater financial, technical and marketing resources than the Company. Currently, the Company's principal competitors include:

  -  traditional lenders and mortgage brokers with no online presence;

  - traditional lenders and brokers offering both online and traditional services;

  - websites, such as Priceline.com, Lending Tree and Microsoft's Home Advisor, offering access to real estate related content and services, including mortgage calculators and information on the home buying process, which generate leads for mortgage providers;

  - websites, such as CyberHomes, HomeSeekers, Homes.com, and Homestore.com which offer real estate listings and related services;

  - general purpose consumer websites, such as Alta Vista, Excite@ Home, Lycos, Go.com and Yahoo!, that offer real estate related services;

  -  newspapers and magazines that advertise real estate listings; and

  - financial institutions, such as DLJ Direct, E*Trade, and Fidelity, that are partnering with mortgage brokers to offer related services.

     The Company does not own any real property, however, it leases its office space located at 112-114 Burrill Street, Swampscott, MA 01907-1808 from the President of the Company. The Company's phone number is 781-596-1992. The Company also maintains an internet web site located at WWW.HFCI.COM.

     The Company currently employs approximately 15 persons at its headquarters who provide services with respect to processing and originating loans brokered or originated by the Company. As the Company's business expands into additional markets, the Company will seek to open additional offices and expand its work force accordingly. All Internet and administrative services other than those provided by its current employees are performed by consultants.

     The Company is organized under the laws of the State of Nevada and is authorized to issue (i) 50,000,000 shares of common stock, par value $.001 per share of which 18,802,124 is outstanding and (ii) 2,000,000 convertible preferred stock, of which 1,615 is issued and outstanding as of the date of this Report. The Company has been a non -reporting publicly traded company formally known as Kentex Energy, Inc. On or about January 13, 2000, the Company acquired Home Financing Centers, Inc., a Massachusetts corporation pursuant to a Plan and Agreement of Reorganization. The Company changed its name to Home Financing Centers, Inc. immediately prior to the merger. The Company's common stock is quoted on the OTC Bulletin Board pink sheets under the symbol "HFCI.". The Company has not paid any dividends as of the date hereof and does not anticipate that dividends will be paid in the near future.

     The following table lists the directors, officers and significant employees of the Company, including their name, age and position with the Company.

Name                                        Age                                 Position
----                                        ---                                 --------
Gary J. Kovner                              42                                  President and Chief Executive
                                                                                Officer and Director


GARY J. KOVNER. Mr. Kovner is the founder of Home Financing Centers, Inc. which has been in business since 1993. Prior to founding the Company, Mr. Kovner represented several of the top mortgage lending institutions in the Country. Mr. Kovner is a member of the National Association of Mortgage Brokers, Massachusetts Mortgage Association, New York Association of Mortgage Brokers and the Massachusetts Mortgage Bankers Association.

Mr. Kovner received the 1997 "Leaders Making a Difference" award given by Banker & Tradesman, the Real Estate, Banking and Commercial Weekly for Massachusetts. Mr. Kovner earned a B.A. degree from the University of Massachusetts in 1980 and has been featured in many news articles and publications concerning the Mortgage Industry.

          The following tables set forth certain information regarding beneficial ownership of the common stock of the Company as of June 30, 2000 by each person or entity known to own beneficially more than 5% of the common stock of the Company, each of the Company's officers, directors and officers and directors as a group.

(a) Certain BENEFICIAL OWNERS OF COMMON STOCK


_________None.


(b) SECURITY OWNERSHIP OF MANAGEMENT OF COMMON STOCK

NAME AND                                          AMOUNT AND                            PERCENTAGE
ADDRESS OF                                        NATURE OF                              OF CLASS
BENEFICIAL                                   BENEFICIAL OWNERSHIP                        OWNER (1)
OWNER

Gary J. Kovner
112-114 Burrill Street
Swampscott, MA 01907                              13,000,000                                 69%


All Directors and Executive
Officers as a Group                               13,000,000                                 69%

-----------------------------

(1) Except as otherwise noted all shares are beneficially owned and the sole voting and investment power is held by persons indicated.

Executive Compensation. The following table sets forth the Executive Compensation for the Company for fiscal years 1998 and 1999.

Name                                Salary                    Bonus                     Other Compensation

Gary J. Kovner                     $114,000                  $50,000                           $ 0

---------------------
     Currently, the Company does not have any stock option plans or long term compensation plans for its officers, directors and significant employees. The Company does not have a formalized employment agreement with its officers. The Company is actively seeking qualified persons to join its board of directors and management team.

     Persons considering an investment in the Company should be advised that its securities are speculative and involve a high degree of risk, including, but not necessarily limited to, certain factors affecting future results, such as the following:

  - Management has broad discretion over how to spend the funds held by the Company and while management will endeavor to act in the best interest of the Company, there can be no assurance that the decisions made by management with respect to such funds will prove profitable to the Company.

  - The rules for listing on the OTC Bulletin Board require the Company to be fully reporting. As of the date of this Report, the Company's common stock does not qualify for listing on the Bulletin Board. While the company intends to complete all future required filings on a timely basis and apply for inclusion on the Bulletin Board, there can be no assurance that the Company will be included on the Bulletin Board and that a market for its common stock will exist in the future.

  - General market price declines or market volatility could be negative with respect to the price of the Company's common stock in the future.

  - The real estate industry is both cyclical and seasonal as well as subject to general economic conditions, which could have an adverse effect on the Company's financial results.

  - If the Company is unable to comply with mortgage banking and mortgage brokerage rules and regulations, its ability to originate or fund loans may be limited or restricted. This would have a material adverse effect on the Company's revenues.

  - The Company's Internet infrastructure may be disrupted by a number of different factors. Moreover, the Internet industry is driven by rapid technological change, and if the Company cannot effectively adapt to these developments, it may have a material adverse effect on the Company's ability to compete in the Internet sector.

  - The Company is highly dependant on the continued service of Mr. Kovner as its President and Chief Executive Officer. Therefore, loss of Mr. Kovner's services as an officer and director of the Company could have a material adverse effect on the Company's future success.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not Applicable.

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) (1) On July 7, 2000 the Registrant changed accountants from Stark Tinter & Associates, LLC: to Cerasi, Kraus & Associates, Inc.

(ii) The financial statements reported on by Stark Tinter & Associates, LLC were not subject to an adverse or qualified opinion, or a disclaimer of opinion during the past two fiscal years, and the interim period ended July 7, 2000;

(iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

(iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and the interim period ended July 7, 2000.

(B)  Not applicable;

(C)  Not applicable;

(D)  Not applicable; and

(E)  Not applicable.

(2)
         (i) Home Financing Centers, Inc.'s certifying accountants were Cerasi, Kraus & Associates, Inc. prior to the merger with MAS Acquisition X Corp. and will remain in that capacity.

             (3) The Registrant has provided to Stark Tinter & Associates, LLC, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Stark Tinter & Associates, LLC addressed to the Commission, confirming the statements made by the Registrant in this
                 Item 4.
                 A copy of such letter is attached hereto.

         (b) not applicable

(ii) Not applicable.


ITEM 5. OTHER EVENTS.

     Not Applicable


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     As a result of the Transaction, MAS has accepted the resignation of Aaron Tsai as the sole officer and director of MAS and has appointed Mr. Gary J. Kovner to replace him as the President and Director of MAS.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     See audited financial statements following statement on Form 8-K

     Exhibit Number     Description
     --------------     -----------
          16.1          Letter Re Change of Accountants

          23.1 Consent of Cerasi, Kraus & Associates, Inc., independent public accountants

          27.1 FDS for Fiscal Years Ending 12/31/98, 12/31/99 & Interim period ending 3/31/2000

          99.1 Stock Exchange Agreement, between Home Financing Centers, Inc. and MAS Acquisition X Corp.


ITEM 8.  CHANGE IN FISCAL YEAR.

     Not Applicable


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     Not Applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                    HOME FINANCING CENTERS, INC.


                                    /s/ Gary J. Kovner
                                    ------------------------------------------
                                    Name: Gary J. Kovner
                                    Title: President and Chief Executive Officer

                                                    HOME FINANCING CENTERS, INC.
                                                    (A SubChapter S Corporation)

--------------------------------------------------------------------------------


                                                Comparative Financial Statements
                                                                   Together With
                                             Supplementary Financial Information


                                                             For the Years Ended
                                                      December 31, 1999 and 1998





                                                                    Prepared By:

                                                CERASI, KRAUS & ASSOCIATES, INC.
                                                    Certified Public Accountants
                                                           150 East Sprague Road
                                                   Broadview Heights, Ohio 44147
                                                                (  440) 546-9359

                          Home Financing Centers, Inc.
                          (A SubChapter S Corporation)

                        Comparative Financial Statements

                 For the Years Ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Independent Accountants' Report .....................................   1

Comparative Balance Sheets ..........................................   2-3

Comparative Income Statements .......................................   4

Comparative Statement of Shareholder's Equity........................   5

Comparative Statements of Cash Flow .................................   6

Notes to Comparative Financial Statements ...........................   7-10


                 Comparative Supplemental Financial Information

                 For the Years Ended December 31, 1999 and 1998

                               TABLE OF CONTENTS

Accountants' Report On Additional Information .......................   11

Comparative Statements of
  Selling, General & Administrative Expenses ........................   12

Comparative Statements of Key Analytical Ratios .....................   13-14

                        CERASI, KRAUS & ASSOCIATES, INC.
                          Certified Public Accountants
                              150 East Sprague Road
                          Broadview Heights, Ohio 44147

--------------------------------------------------------------------------------


                          INDEPENDENT AUDITORS' REPORT


To Mr. Gary J. Kovner
President

HOME FINANCING CENTERS, INC.
(A SUBCHAPTER S CORPORATION)

We have audited the accompanying Comparative Balance Sheets of Home Financing Centers, Inc. (a SubChapter S Corporation) as of December 31, 1999 and 1998 and the related Comparative Statements of Income, Retained Earnings and Cash Flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted the audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that this audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Home Financing Centers, Inc., (a SubChapter S Corporation) as of December 31, 1999 and 1998 and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

There is no provision for Income Taxes included in these statements since the Corporation is taxed as a SubChapter S Corporation and taxes are considered the responsibility of the shareholder.


/s/ Cerasi, Kraus & Associates, Inc.
Cerasi, Kraus & Associates, Inc. CPA's

May 22, 2000

                          Home Financing Centers, Inc.
                          (a SubChapter S Corporation)

                           Comparative Balance Sheets

                                      As of
                                  December 31,
--------------------------------------------------------------------------------

                                     ASSETS

                                                             1999              1998
                                                             ----              ----
Current Assets:
 Cash                                                      $ 16,390          $ 26,291
 Restricted  Cash                                               131             2,439
 Accounts Receivable                                        100,000                --
 Shareholder Loan Receivable                                136,854            97,701
 Prepaid Insurance                                            1,643                --
                                                           --------          --------
                                                           $255,018          $126,431

Fixed Assets:
 Office Furniture                                             6,123             5,703
 Office Equipment                                            23,873            19,670
                                                           --------          --------
                                                             29,996            25,373
 Less: Accumulated Depreciation                              12,164             6,515
                                                           --------          --------
                                                           $ 17,832          $ 18,858

Other Assets:
 Deposits                                                     1,243             1,343
 Computer Software, Net of Amortization                       2,420             2,583
 Cash Surrender Value of Officer's Life Insurance             4,515             2,250
                                                           --------          --------
                                                           $  8,178          $  6,176
                                                           --------          --------
Total Assets                                               $281,028          $151,465
                                                           ========          ========


   The Accompanying Notes Are An Integral Part of These Financial Statements.

                          Home Financing Centers, Inc.
                          (A SubChapter S Corporation)

                           Comparative Balance Sheets

                                      As of
                                  December 31,
--------------------------------------------------------------------------------

                                   LIABILITIES

                                                            1999         1998
                                                            ----         ----

Current Liabilities:
  Line of Credit Payable                                  $ 81,666     $ 70,718
  Accounts Payable                                           7,873        3,197
  Accrued Profit Sharing                                    30,000       20,000
  Accrued Taxes                                             12,138           --
                                                          --------     --------
 Total Liabilities                                        $131,677     $ 93,915

                             SHAREHOLDER'S EQUITY

Common Stock,(No Par Value) 200,000 Shares Authorized,
  100 Shares Issued & Outstanding                              100          100

  Retained Earnings                                        149,251       57,450
                                                          --------     --------
                                                          $149,351     $ 57,550
                                                          --------     --------
 Total Liabilities & Shareholder's Equity                 $281,028     $151,465
                                                          ========     ========



   The Accompanying Notes Are An Integral Part of These Financial Statements.

                          Home Financing Centers, Inc.
                          (A SubChapter S Corporation)

                          Comparative Income Statements

                               For the Years Ended
                                  December 31,
--------------------------------------------------------------------------------

                                                       1999                1998
                                                       ----                ----

Net Mortgage Fees Earned                            $ 547,148           $ 584,141
                                                    ---------           ---------

Cost Of Closing:
     Appraisal Fees                                    43,648              78,790
     Closing Expenses                                   4,638              10,515
     Referral Fees                                     32,958              27,225
     Credit Report Fees                                12,188              16,766
     Delivery Cost                                      3,573               2,366
     Title Fees                                            --               1,005
     Internet Services                                 16,595                  --
     Other Miscellaneous Fees                           3,451               2,803
                                                    ---------           ---------
Total Costs Of Closing                              $ 117,051           $ 139,470

Gross Profit                                        $ 430,097           $ 444,671
                                                    ---------           ---------

Selling, General & Administrative Expenses          $ 329,751           $ 297,540

                                                    ---------           ---------
Operating Income                                    $ 100,346           $ 147,131

Other (Deductions):
  Interest Income                                   $       4           $      --
  Interest Expense                                     (6,549)             (8,404)
                                                    ---------           ---------
                                                    $  (6,545)          $  (8,404)

                                                    ---------           ---------

Net Income                                          $  93,801           $ 138,727
                                                    =========           =========


   The Accompanying Notes Are An Integral Part of These Financial Statements.

                          Home Financing Centers, Inc.
                          (A SubChapter S Corporation)

                        Statement of Shareholder's Equity

                               For the Years Ended
                           December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                         Common           Retained
                                         Stock            Earnings              Total
                                         ------           --------              -----

  Balance - January 1, 1998            $     100          $   5,813           $   5,913


  Net Income                                                138,727             138,727


  Distributions                               --            (87,090)            (87,090)


                                       ---------          ---------           ---------
  Balance - December 31, 1998          $     100          $  57,450           $  57,550


  Net Income                                                 93,801              93,801


  Distributions                               --             (2,000)             (2,000)


                                       ---------          ---------           ---------
  Balance - December 31, 1999          $     100          $ 149,251           $ 149,351
                                       =========          =========           =========


   The Accompanying Notes Are An Integral Part of These Financial Statements.

                          Home Financing Centers, Inc.
                          (A SubChapter S Corporation)

                       Comparative Statements of Cash Flow

                                      As of
                                  December 31,
--------------------------------------------------------------------------------

                                                                             1999                1998
                                                                             ----                ----

 RECONCILIATION OF NET INCOME TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES:
  Net Income                                                              $  93,801           $ 138,727

 Adjustments to Reconcile Net Income to Net Cash
   Provided (Used) by Operating Activities:
      Depreciation                                                            5,649               3,100
      Amortization                                                              163                  41

   Change in Current Assets and Liabilities:
     Increase in Accounts Receivable                                       (100,000)                 --
     Increase in Prepaid Insurance                                           (1,643)
     Increase in Accounts Payable                                             4,676                 233
     Increase in Accrued Profit Sharing                                      10,000              20,000
     Increase in Accrued Taxes                                               12,138                  --
                                                                          ---------           ---------
        Total Adjustments                                                 $ (69,017)          $  23,374
                                                                          ---------           ---------
 NET CASH PROVIDED BY OPERATING ACTIVITIES                                $  24,784           $ 162,101

 CASH FLOWS FROM INVESTING ACTIVITIES
  Capital Expenditures                                                       (4,623)            (15,363)
  Purchase of Computer Software                                                  --              (2,624)
  Refund of Deposits                                                            100                  --
  Distributions Paid                                                         (2,000)            (87,090)
                                                                          ---------           ---------
 NET CASH (USED BY) INVESTING  ACTIVITIES                                 $  (6,523)          $(105,077)

 CASH FLOWS FROM FINANCING ACTIVITIES
  Decrease (Increase) in Restricted Cash Accounts                             2,308              (2,439)
  (Increase) in Cash Surrender Value of Officer's Life Insurance             (2,265)             (2,250)
  Payments on Borrowings                                                    (37,881)             (4,152)
  Borrowings on Line of Credit                                               48,829                  --
  Borrowings on Shareholder Loan Receivable                                 (39,153)            (48,884)
                                                                          ---------           ---------
 NET CASH (USED BY) FINANCING ACTIVITIES                                  $ (28,162)          $ (57,725)
                                                                          ---------           ---------
 NET (DECREASE) IN CASH                                                   $  (9,901)          $    (701)
 CASH BALANCE, BEGINNING OF YEAR                                          $  26,291           $  26,992
                                                                          ---------           ---------
 CASH BALANCE, END OF YEAR                                                $  16,390           $  26,291
                                                                          =========           =========
 CASH PAID DURING THE YEAR FOR:
 Interest                                                                 $   6,549           $   8,404
                                                                          =========           =========


   The Accompanying Notes Are An Integral Part of These Financial Statements.

                          Home Financing Centers, Inc.
                           (SubChapter S Corporation)

                    Notes to Comparative Financial Statements

                               For the Years Ended
                           December 31, 1999 and 1998
--------------------------------------------------------------------------------


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Home Financing Centers, Inc. (A SubChapter S Corporation) (the Company) is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Business Activity

The Company was formed in May 1993 to provide residential mortgage loans, refinancing and home equity loans. The company's offices are located in Swampscott, Massachusetts.

SubChapter S Corporation Tax Status

The Company with the consent of its' shareholder has elected under the Internal Revenue Code to be treated as an S Corporation. In lieu of Corporation income taxes, the shareholder is taxed on the income at his personal tax rate. Therefore, no provision for federal income tax (Current or Deferred) has been included in these statements.

Basis of Financial Statement Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting. The accounting method recognizes revenues in the accounting period in which they are earned and expenses when they are incurred regardless of when cash is paid or received.


NOTE B - CASH - RESTRICTED BALANCES

The Company acts as an escrow agent for certain closings by specific lenders. The Company can only access these funds after a settlement sheet is presented by the title company at closing.

                          Home Financing Centers, Inc.
                           (SubChapter S Corporation)

                    Notes to Comparative Financial Statements

                               For the Years Ended
                           December 31, 1999 and 1998
--------------------------------------------------------------------------------


NOTE C - RELATED PARTY TRANSACTIONS

Shareholder Loan Receivable

The shareholder borrows funds from the company in anticipation of an earnings distribution. No formal written agreement exists for this loan.

Lease of Office Building

The Company rents its' office building from the shareholder on twelve month lease at $1,000 per month.


NOTE D - FIXED ASSETS

Fixed Assets are carried at historical cost. The depreciation of the Property and Equipment is provided using the straight-line method for financial reporting purposes.

The estimated useful lives of the assets are as follows:

          Office Furniture                             7 Years
          Office Equipment                             5 Years

Expenditures for maintenance and repairs are charged to expense as incurred.


NOTE E - COMPUTER SOFTWARE

The Company capitalizes its software costs and amortizes these costs over five years.

                          Home Financing Centers, Inc.
                           (SubChapter S Corporation)

                    Notes to Comparative Financial Statements

                               For the Years Ended
                           December 31, 1999 and 1998
--------------------------------------------------------------------------------


NOTE F - LINES OF CREDIT

The Company has two Lines of Credit, one in the amount of $75,000, with $64,493 outstanding at December 31, 1999. This line bears interest at prime plus 1 1/2% and is due on demand. The other Line of Credit is in the amount of $50,000 with $17,172 outstanding. This line bears interest at 10% (fixed) and is due on demand.


NOTE G - WAREHOUSE LINE OF CREDIT

The Company has a Warehouse Line of Credit in the amount of $1,000,000, with no outstanding balance at December 31, 1999. The loan bears interest at prime and expires at the end of July, 2000

Under the terms of the agreements the Company can draw funds on pre-approved mortgages based on certain underwriting criteria. These funds are paid back as each loan is closed with the ultimate lender.


NOTE H - COMMON STOCK

The Company has 200,000 shares of common stock authorized, 100 shares issued and outstanding at no par value.

                          Home Financing Centers, Inc.
                           (SubChapter S Corporation)

                    Notes to Comparative Financial Statements

                               For the Years Ended
                           December 31, 1999 and 1998
--------------------------------------------------------------------------------


NOTE I - RENTALS UNDER OPERATING LEASES

The Company has Office buildings and Office Equipment under operating leases that expire over the next three years.

The following is a schedule of the minimum rental payments required under the operating leases that have remaining non-cancelable lease terms.

                     Year Ended
                    December 31,                         Amount
                    ------------                         ------
                       2000                              11,513
                       2001                               3,513
                       2002                               2,508
                       2003                                  --
                       2004                                  --
                                                        -------
                                                        $17,534
                                                        =======

                                                    HOME FINANCING CENTERS, INC.
                                                    (a SubChapter S Corporation)

--------------------------------------------------------------------------------



                                  Comparative Supplemental Financial Information


                                                             For the Years Ended
                                                      December 31, 1999 and 1998

                        CERASI, KRAUS & ASSOCIATES, INC.
                          Certified Public Accountants
                             150 East Sprague Road
                         Broadview Heights, Ohio 44147
                                 (440) 546-9359

--------------------------------------------------------------------------------

                             ACCOUNTANTS' OPINION ON
                 COMPARATIVE SUPPLEMENTAL FINANCIAL INFORMATION



To Mr. Gary J. Kovner
President

HOME FINANCING CENTERS, INC.
(A SUBCHAPTER S CORPORATION)

Our report on the audited comparative financial statements of Home Financing Centers, Inc. (a SubChapter S Corporation) for the years ended December 31, 1999 and 1998 appears on Page 1. The Comparative Statements of Selling, General and Administrative Expenses and Comparative Statements of Key Analytical Ratios are presented for the purposes of additional analysis and is not a required part of the basic Financial Statements. The Comparative Statements of Selling, General and Administrative expenses have been compiled by us and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole. The Comparative Statements of Key Analytical Ratios, which is of a non-accounting nature which have been compiled by us during the audit of the basic financial statements, and we express no opinion on it.


/s/ Cerasi, Kraus & Associates, Inc.
Cerasi, Kraus & Associates, Inc. CPA's

May 22, 2000

                          Home Financing Centers, Inc.
                          (A SubChapter S Corporation)

      Comparative Statements of Selling, General & Administrative Expenses

                               For the Years Ended
                                  December 31,
--------------------------------------------------------------------------------

                                                    1999              1998
                                                    ----              ----

 Administrative Salaries                          $143,880          $139,951
 Payroll Taxes                                       9,264             7,932
 Advertising                                        26,371            37,734
 Automobile Expenses                                 8,721             6,569
 Computer Rental Expenses                               --             3,204
 Depreciation & Amortization                         5,812             3,141
 Dues & Subscriptions                                1,811             2,442
 Insurance Expense                                  17,500             3,686
 Office Supplies                                    12,272            10,834
 Professional Fees                                   5,034             2,418
 Profit Sharing Plan Contribution                   30,000            30,000
 Rent Expense                                       12,000            12,000
 Repairs & Maintenance                               8,416             3,875
 State & Local Taxes                                12,594               456
 Telephone Expenses                                 11,586            12,246
 Travel & Entertainment                             17,828            12,873
 Utilities                                           2,777             3,860
 Miscellaneous                                       3,885             4,319
                                                  --------          --------

 Total General & Administrative Expenses          $329,751          $297,540
                                                  ========          ========


   The Accompanying Notes Are An Integral Part of These Financial Statements.

                          Home Financing Centers, Inc.
                          (A SubChapter S Corporation)

                 Comparative Statements of Key Analytical Ratios

                                      As of
                                  December 31,
--------------------------------------------------------------------------------

                                                         1999                 1998
                                                         ----                 ----
Profitability Ratios:
 Return on Equity                                          62.81%              241.05%
 Return on Total Investment                               163.27%              241.05%
 Return on Total Assets                                    33.38%               91.59%
 Return on Operating Profit to Net Worth                   67.19%              255.66%

Liquidity Ratios:
 Working Capital                                     $   123,341           $   32,516
 Current Ratio                                              1.94                 1.35

Asset Productivity Ratios:
 Net Fixed Assets to Total Assets                           6.35%               12.45%
 Total Liabilities to Equity                                0.88                 1.63
 Long Term Debt to Equity                                    N/A                  N/A
 Net Worth to Debt                                          1.13                 0.61
 Interest Coverage                                           N/A                  N/A
 Net Worth to Total Assets                                  0.53                 0.38
 Current Assets to Total Assets                            90.74%               83.47%

Turnover Ratios:
 Cash Turnover                                           10.9 Days            16.4 Days
 Accounts Payable Turnover                               24.6 Days             8.4 Days


   The Accompanying Notes Are An Integral Part of These Financial Statements.

                          Home Financing Centers, Inc.
                          (A SubChapter S Corporation)

                 Comparative Statements of Key Analytical Ratios
                                      As of
                                  December 31,
--------------------------------------------------------------------------------

                                               1999                  1998
                                               ----                  ----

Efficiency Ratios:
 Sales Increases (Decreases):
      Dollars                             $   (36,993)           $   323,248
      Percent                                  (14.18)%               123.90%

 Total Assets to Sales                           0.51                   0.26
 Fixed Assets to Sales                           0.03                   0.03
 Sales to Working Capital                        4.44                  17.96
 Sales Per Day                            $     1,499            $     1,600

Contribution Ratios:
 Gross Profit:
      Dollars                             $   430,097            $   444,671
      Percent                                   78.61%                 76.12%

Sales Breakeven Point
 Monthly                                  $    34,958            $    32,572
 Annually                                 $   419,493            $   390,863


   The Accompanying Notes Are An Integral Part of These Financial Statements.

                                                                     PRELIMINARY

                                                    HOME FINANCING CENTERS, INC.
                                                  (Formerly Kentex Energy, Inc.)

--------------------------------------------------------------------------------


                                                            Financial Statements
                                                                   Together With
                                             Supplementary Financial Information


                                                      For the Three Months Ended
                                                                  March 31, 2000





                                                                    Prepared By:

                                                CERASI, KRAUS & ASSOCIATES, INC.
                                                    Certified Public Accountants
                                                           150 East Sprague Road
                                                   Broadview Heights, Ohio 44147
                                                                  (440) 546-9359

                                                                     PRELIMINARY


                          Home Financing Centers, Inc.
                     (Formerly Known as Kentex Energy, Inc.)

                              Financial Statements

                    For the Three Months Ended March 31, 2000

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


Accountants' Report ................................................  1

Balance Sheet ......................................................  2 - 3

Income Statement....................................................  4

Statement of Shareholder's Equity ..................................  5

Statement of Cash Flow .............................................  6

Notes to Financial Statements ......................................  7-8




                       Supplemental Financial Information

                    For the Three Months Ended March 31, 2000

                                TABLE OF CONTENTS


Accountants' Report On Additional Information ......................  9

Statement of Selling, General & Administrative Expenses ............  10

Statements of Key Analytical Ratios ................................  11-12

                                                                     PRELIMINARY

                        CERASI, KRAUS & ASSOCIATES, INC.
                          Certified Public Accountants
                              150 East Sprague Road
                          Broadview Heights, Ohio 44147

--------------------------------------------------------------------------------


                               ACCOUNTANTS' REPORT


To Mr. Gary J. Kovner
President

HOME FINANCING CENTERS, INC.
(FORMERLY KENTEX ENERGY, INC.)

We have compiled the accompanying Balance Sheet of Home Financing Centers, inc. (Formerly Kentex Energy, Inc.) as of March 31, 2000 and the related Statements of Income, and Retained Earnings for the three months then ended in accordance with the Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying statements and accordingly, do not express an opinion or any other form of assurance on them.


/s/ Cerasi, Kraus & Associates, Inc. CPA's
------------------------------------------
Cerasi, Kraus & Associates, Inc. CPA's

July 6, 2000

                                                                     PRELIMINARY

                          Home Financing Centers, Inc.
                         (Formerly Kentex Energy, Inc.)

                                  Balance Sheet

                                      As of
                                 March 31, 2000
--------------------------------------------------------------------------------


                                     ASSETS
                                     ------

Current Assets:
   Cash                                                      $163,810
   Restricted Cash                                                623
   Shareholder Loan Receivable                                136,854
   Prepaid Insurance                                              657
                                                             --------
                                                             $301,944

Fixed Assets:
   Office Furniture                                             6,123
   Office Equipment                                            25,468
                                                             --------
                                                               31,591
 Less: Accumulated Depreciation                                13,662
                                                             --------
                                                             $ 17,929

Other Assets:
   Cash Surrender Value of Officer's Life Insurance             4,515
   Deposits                                                     1,243
   Computer Software, Net of Amortization                      33,186
   Prepaid Taxes                                               12,374
                                                             --------
                                                             $ 51,318
                                                             --------
Total Assets                                                 $371,191
                                                             ========


                      See Accountant's Compilation Report

                                                                     PRELIMINARY


                          Home Financing Centers, Inc.
                         (Formerly Kentex Energy, Inc.)

                                  Balance Sheet

                                      As of
                                 March 31, 2000
--------------------------------------------------------------------------------

                                  LIABILITIES
                                  -----------

Current Liabilities:
  Line of Credit                                                            $  86,227
  Accounts Payable                                                             10,689
  Accrued Profit Sharing                                                       30,000
  Accrued Taxes                                                                 9,138
                                                                            ---------
Total Liabilities                                                           $ 136,054

                              SHAREHOLDER'S EQUITY
                              --------------------

  Common Stock,(No Par Value) 50,000,000 Shares
       16,827,122 Shares Issued & Outstanding                                 236,991

  Convertible Preferred Stock, ($0.01 Par Value
       2,000,000 Shares Authorized; 1615 Issued & Outstanding)                  9,002

  Additional Paid In Capital                                                  299,500

  Retained Earnings                                                          (310,356)
                                                                            ---------
                                                                            $ 235,137
                                                                            ---------
 Total Liabilities & Shareholder's Equity                                   $ 371,191
                                                                            =========


                      See Accountant's Compilation Report

                                                                     PRELIMINARY

                          Home Financing Centers, Inc.
                         (Formerly Kentex Energy, Inc.)

                                Income Statement

                           For the Three Months Ended
                                 March 31, 2000
--------------------------------------------------------------------------------

 Net Mortgage Fees Earned                                   $ 30,773
                                                            --------

 Cost Of Closing:
      Appraisal Fees                                           1,175
      Closing Expenses                                           519
      Referral Fees                                            1,035
      Credit Report Fees                                       4,866
      Internet Services                                       11,876
      Other Miscellaneous Fees                                    86
                                                            --------
 Total Costs Of Closing                                     $ 19,557

                                                            --------
 Gross Profit                                               $ 11,216

 Selling, General & Administrative Expenses                 $ 93,099

                                                            --------
 Operating Income (Loss)                                    $(81,883)

 Other (Deductions):
   Interest Income                                          $     --
   Interest Expense                                           (2,162)
                                                            --------

 Income (Loss) Before Income Tax Expense (Benefit)          $(84,045)

 Income Tax Expense (Benefit)                               $(12,374)
                                                            --------

 Net Income (Loss)                                          $(71,671)
                                                            ========


                      See Accountant's Compilation Report

                                                                     PRELIMINARY

                          Home Financing Centers, Inc.
                         (Formerly Kentex Energy, Inc.)

                   Statement of Shareholder's Equity (Deficit)

                           For the Three Months Ended
                                 March 31, 2000
--------------------------------------------------------------------------------

                                                                                                Retained
                                      Common             Preferred         Additional           Earnings
                                      Stock                Stock         Paid In Capital        (Deficit)             Total
                                      ------             ---------       ---------------        ---------             -----

  Balance - January 1, 2000          $ 208,891           $   9,002           $      --          $(387,936)          $(170,043)

  Merger with HFCI                   $     100                                                  $ 149,251           $ 149,351


  Net Income (Loss)                                                                               (71,671)          $ (71,671)

  Common Stock Issued                   28,000                               $ 299,500                              $ 327,500

                                     ---------           ---------           ---------          ---------           ---------
  Balance - March 31, 2000           $ 236,991           $   9,002           $ 299,500          $(310,356)          $ 235,137
                                     =========           =========           =========          =========           =========


                      See Accountant's Compilation Report

                                                                     PRELIMINARY

                          Home Financing Centers, Inc.
                         (Formerly Kentex Energy, Inc.)

                             Statement of Cash Flow

                           For the Three Months Ended
                                 March 31, 2000
--------------------------------------------------------------------------------


RECONCILIATION OF NET INCOME TO NET CASH
 PROVIDED BY OPERATING ACTIVITIES:
  Net Income (Loss)                                        $ (71,671)

  Adjustments to Reconcile Net Income to Net Cash
   Provided (Used) by Operating Activities:
      Depreciation                                             1,498
      Amortization                                             1,757

   Change in Current Assets and Liabilities:
     Decrease in Accounts Receivable                         100,000
     Decrease in Prepaid Insurance                               986
     Increase In Prepaid Taxes                               (12,374)
     Decrease in Accounts Payable                           (167,427)
     Decrease in Accrued Taxes                                (3,000)
                                                           ---------
        Total Adjustments                                  $ (78,560)

                                                           ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                  $(150,231)

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital Expenditures                                        (1,595)
  Development of Website                                     (32,523)
  Additional Paid in Capital Received                        299,500
  Issuance of Common Stock                                    28,000

                                                           ---------
NET CASH (USED BY) INVESTING  ACTIVITIES                   $ 293,382

CASH FLOWS FROM FINANCING ACTIVITIES
  (Increase) in Restricted Cash Accounts                        (492)
  Payments on Borrowings                                      (4,500)
  Borrowings on Line of Credit                                 9,061
                                                           ---------
NET CASH (USED BY) FINANCING ACTIVITIES                    $   4,069

                                                           ---------
NET (DECREASE) IN CASH                                     $ 147,220

CASH BALANCE, BEGINNING OF YEAR                            $  16,590
                                                           ---------

CASH BALANCE, END OF QUARTER                               $ 163,810
                                                           =========


CASH PAID DURING THE YEAR FOR:
 Interest                                                  $   2,162
                                                           =========


                      See Accountant's Compilation Report

                          Home Financing Centers, Inc.
                         (Formerly Kentex Energy, Inc.)

                          Notes to Financial Statements

                                 March 31, 2000
--------------------------------------------------------------------------------


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of HOME FINANCING CENTERS, INC. (FORMERLY KENTEX ENERGY, INC.) (the Company) is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

BUSINESS ACTIVITY

The Company was formed in May, 1993 to provide residential mortgage loans, refinancing and home equity loans. The company's offices are located in Swampscott, Massachusetts.

On January 13, 2000, the Company shareholder exchanged his stock with Kentex Energy, Inc. Over the Counter (OTCBB). As part of the exchange Kentex Energy, Inc. agreed to change its name to Home Financing Centers, Inc. pursuant to a planned reorganization.


BASIS OF FINANCIAL STATEMENT PRESENTATION

The accompanying financial statements have been prepared on the accrual basis of accounting. The accounting method recognizes revenues in the accounting period in which they are earned and expenses when they are incurred regardless of when cash is paid or received.


NOTE B - CASH - RESTRICTED BALANCES

As part of a contractual relationship with the company's lendors certain fees earned by the company are not immediately available. The fees are required to remain on deposit with the lendor until certain reserves are met. Additionally, the Company acts as an escrow agent for certain closings by specific lendors. The Company can only access these funds after a settlement sheet is presented by the title company at closing.

                          Home Financing Centers, Inc.
                         (Formerly Kentex Energy, Inc.)

                          Notes to Financial Statements

                                 March 31, 2000
--------------------------------------------------------------------------------


NOTE C - FIXED ASSETS

Fixed Assets are carried at historical cost. The depreciation of the Property and Equipment is provided using the straight-line method for financial reporting purposes.

The estimated useful lives of the assets are as follows:

               Office Furniture                   10 Years
               Office Equipment                    5 Years
               Computer Equipment                  3 Years
               Capitalized Leases                  5 Years

Expenditures for maintenance and repairs are charged to expense as incurred.


NOTE D - WAREHOUSE LINE OF CREDIT

The Company has a Warehouse Line of Credit in the amount of $1,000,000, with nothing outstanding at March 31, 2000. This line bears interest at prime plus 1%. Under terms of the agreement the Company can draw funds on pre-approved mortgages based on certain underwriting criteria. These funds are paid back as each loan is closed with the ultimate lender. Interest is payable monthly on construction loans and at the time of sale for all other loans. This loan commitment can be terminated only upon 120 days written notice from either party.


NOTE E - COMMON STOCK

The Company has 50,000,000 shares of common stock authorized, 16,827,122 shares issued and outstanding at a par value of $.01.

                                                                    PRELIMINARY


                                                    HOME FINANCING CENTERS, INC.
                                                  (Formerly Kentex Energy, Inc.)

--------------------------------------------------------------------------------




                                              Supplemental Financial Information



                                                      For the Three Months Ended
                                                                  March 31, 2000

                                                                     PRELIMINARY

                        CERASI, KRAUS & ASSOCIATES, INC.
                          Certified Public Accountants
                              150 East Sprague Road
                          Broadview Heights, Ohio 44147
                                 (440) 546-9359

--------------------------------------------------------------------------------

                             ACCOUNTANTS' OPINION ON
                       SUPPLEMENTAL FINANCIAL INFORMATION



To Mr. Gary J. Kovner
President

HOME FINANCING CENTERS, INC.
(FORMERLY KENTEX ENERGY, INC.)

Our report on the compiled financial statements of Home Financing Centers, Inc. (Formerly Kentex Energy, Inc.) for the three months ended March 31, 2000. The Statement of Selling, General and Administrative Expenses and Statements of Key Analytical Ratios are presented for the purposes of additional analysis and is not a required part of the basic Financial Statements. The Statement of Selling, General and Administrative expenses have been compiled by us and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole. The Statements of Key Analytical Ratios, which is of a non-accounting nature which have been compiled by us during the compilation of the basic financial statements, and we express no opinion on it.


/s/ Cerasi, Kraus & Associates, Inc. CPA's
------------------------------------------
Cerasi, Kraus & Associates, Inc. CPA's

July 6, 2000




                         HOME FINANCING CENTERS, INC.

                                                                     PRELIMINARY

                          Home Financing Centers, Inc.
                         (Formerly Kentex Energy, Inc.)

             Statement of Selling, General & Administrative Expenses

                           For the Three Months Ended
                                 March 31, 2000
--------------------------------------------------------------------------------


 Administrative Salaries                          $36,796
 Payroll Taxes                                      4,416
 Employee Benefits                                  2,199
 Advertising                                        3,681
 Automobile Expenses                                2,999
 Depreciation & Amortization                        3,255
 Dues & Subscriptions                                 182
 Licenses                                             525
 Insurance Expense                                  5,331
 Office Supplies                                    9,028
 Professional Fees                                  6,500
 Rent Expense                                       3,000
 Repairs & Maintenance                              1,694
 State & Local Taxes                                  100
 Telephone Expenses                                 4,729
 Travel & Entertainment                             7,371
 Utilities                                            432
 Miscellaneous                                        861
                                                  -------

 Total General & Administrative Expenses          $93,099
                                                  =======


                      See Accountant's Compilation Report

                                                                    PRELIMINARY


                          Home Financing Centers, Inc.
                         (Formerly Kentex Energy, Inc.)

                       Statement of Key Analytical Ratios

                                      As of
                                 March 31, 2000
--------------------------------------------------------------------------------

Profitability Ratios:
   Return on Equity                                      -30.48%
   Return on Total Investment                            -23.10%
   Return on Total Assets                                -19.31%
   Return on Operating Profit to Net Worth               -34.82%

Liquidity Ratios:
   Working Capital                                     $252,117
   Current Ratio                                           6.06

Asset Productivity Ratios:
   Net Fixed Assets to Total Assets                        4.83%

 Total Liabilities to Equity                               0.58
   Long Term Debt to Equity                                 N/A
   Net Worth to Debt                                       1.73

 Interest Coverage                                          N/A
   Net Worth to Total Assets                               0.63
   Current Assets to Total Assets                         81.34%

Turnover Ratios:
   Cash Turnover                                        1943.0 Days


                      See Accountant's Compilation Report

                                                                    PRELIMINARY

                          Home Financing Centers, Inc.
                         (Formerly Kentex Energy, Inc.)

                       Statement of Key Analytical Ratios
                                      As of
                                 March 31, 2000
--------------------------------------------------------------------------------

Efficiency Ratios:
   Total Assets to Sales                   12.06
   Fixed Assets to Sales                   58.26%
   Sales to Working Capital                12.21%
   Sales Per Day                        $ 341.92

Contribution Ratios:
   Gross Profit:
     Dollars                            $ 11,216
     Percent                               36.45%

Sales Breakeven Point
   Monthly                              $ 21,286
   Annually                             $255,433


                      See Accountant's Compilation Report

                                                             KENTEX ENERGY, INC.
                                 (Formerly International Texas Industries, Inc.)
                                                   (A Development Stage Company)

--------------------------------------------------------------------------------

                                                Comparative Financial Statements



                                            For the Year Ended December 31, 1999
                                                                             And
                                            Seven Months Ended December 31, 1998
                                                                             and
                                                         Thirty-One Months Ended
                                                                 June 1, 1997 to
                                                               December 31, 1999



                                                                    Prepared By:

                                                CERASI, KRAUS & ASSOCIATES, INC.
                                                    Certified Public Accountants
                                                           150 East Sprague Road
                                                   Broadview Heights, Ohio 44147
                                                                  (440) 546-9359

                               Kentex Energy, Inc.
                 (Formerly International Texas Industries, Inc.)
                          (A Development Stage Company)

                              Financial Statements

                      For the Year Ended December 31, 1999
                                      And
                      Seven Months Ended December 31, 1998
                                       and
                             Thirty-One Months Ended
                                 June 1, 1997 to
                                December 31, 1999

--------------------------------------------------------------------------------


                               TABLE OF CONTENTS

Independent Auditor's Report ........................................  1

Balance Sheet .......................................................  2

Statements of Net Loss ..............................................  3

Statement of Shareholders' Equity ...................................  4

Statements of Cash Flow .............................................  5

Notes to Financial Statements .......................................  6-8

                        CERASI, KRAUS & ASSOCIATES, INC.
                          Certified Public Accountants
                              150 East Sprague Road
                          Broadview Heights, Ohio 44147

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

To Mr. Matthew Markin

KENTEX ENERGY, INC.
(FORMERLY INTERNATIONAL TEXAS INDUSTRIES, INC.)
(A DEVELOPMENT STAGE COMPANY)

We have audited the accompanying Comparative Balance Sheets of Kentex Energy, Inc. (Formerly International Texas Industries, Inc.) as of December 31, 1999 and 1998 and the related Comparative Statements of Income, Retained Earnings and Cash flows for the year and seven months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted the audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that this audit provides a reasonable basis for opinion.

In our opinion, the comparative financial statements referred to above preseent fairly, in all material respects, the financial position of Kentex Energy, Inc., as of December 31, 1999 and 1998 and the results of its operations and cash flows for the year and seven months then ended in conformity with generally accepted accounting principles.

The accompanying comparative financial statements have been prepared assuming the Company will continue to operate as a going concern. As discussed in Note D to the comparative financial statements, the Company has not yet commenced operation. This condition raises substantial doubt about the Company's ability to continue as a going concern. Management's plans are also discussed in Note D. The financial statements do not include any adjustments should the Company be unable to continue as a going concern.


/s/ Cerasi, Kraus & Associates, Inc. CPA's
------------------------------------------
Cerasi, Kraus & Associates, Inc. CPA's
May 29, 2000

                               Kentex Energy, Inc.
                        (Formerly Texas Industries, Inc.)
                          (A Development Stage Company)

                           Comparative Balance Sheets

                                      As of
                           December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                           1999                1998
                                                                           ----                ----
                                     ASSETS
                                     ------

Current Assets:
Cash                                                                    $     200           $     200

                                                                        ---------           ---------
Total Assets                                                            $     200           $     200
                                                                        =========           =========

                  LIABILITIES & SHAREHOLDERS' EQUITY (DEFICIT)
                  --------------------------------------------

                                   LIABILITIES
                                   -----------

Current Liabilities:
  Accounts Payable                                                      $ 170,243           $ 167,500

                                                                        ---------           ---------
 Total Liabilities                                                      $ 170,243           $ 167,500

                         SHAREHOLDER'S EQUITY (DEFICIT)
                         ------------------------------

  Common Stock,($0.001 Par Value,
       50,000,0000 Shares Authorized;
          21,801,360 Issued & Outstanding in 1999
        & 10,801,360 Issued & Outstanding in 1998)                      $ 208,891           $ 197,891

  Convertible Preferred Stock, ($0.01 Par Value
       2,000,000 Shares Authorized;
               1,615 Issued & Outstanding in 1999 & 1998)                   9,002               9,002

  Accumulated Deficit                                                    (387,936)           (374,193)
                                                                        ---------           ---------
  Total Shareholders' Deficit                                           $(170,043)          $(167,300)

                                                                        ---------           ---------

 Total Liabilities & Shareholder's Equity (Deficit)                     $     200           $     200
                                                                        =========           =========


   The Accompanying Notes Are An Integral Part of These Financial Statements

                               Kentex Energy, Inc.
                        (Formerly Texas Industries, Inc.)
                          (A Development Stage Company)

                       Comparative Statements of Net Loss

                                     For the
                          Year Ended December 31, 1999
                                        &
                      Seven Months Ended December 31, 1998
                                        &
                    Thirty-One Months Ended December 31, 1999
--------------------------------------------------------------------------------

                                                                                                         For the
                                                        For the                 For the              Thirty-One Months
                                                          Year                Seven Months               Beginning
                                                         Ended                   Ended                 June 1, 1997
                                                   December 31, 1999        December 31, 1998      To December 31, 1999
                                                   -----------------        -----------------      --------------------

Net Sales                                              $      --                $      --                $      --
                                                       ---------                ---------                ---------

General & Administrative Expenses:
  Salaries & Wages                                       322,000                  117,602                  439,602
  Legal & Professional Fees                                   --                       --                    2,914
  Licenses                                                    --                       --                      695
  Office Supplies                                             --                       --                       --
  Bad Debt Expense                                            --                   11,078                   11,078
  Miscellaneous                                            2,743                    1,609                    4,480
                                                       ---------                ---------                ---------
Total General & Administrative Expenses                $ 324,743                $ 130,289                $ 458,769

                                                       ---------                ---------                ---------
Operating (Loss)                                       $(324,743)               $(130,289)               $(458,769)

Other Income :
  Interest Income                                             --                       --                       66
   Gain on Extinguishment of Debt                      $ 311,000                $      --                $  311,000
                                                       ---------                ---------                ---------
(Loss) Before Income Taxes                             $ (13,743)               $(130,289)               $(147,703)

Income Tax (Benefit)
                                                       ---------                ---------                ---------

Net (Loss)                                             $ (13,743)               $(130,289)               $(147,703)
                                                       =========                =========                =========


   The Accompanying Notes Are An Integral Part of These Financial Statements

                               Kentex Energy, Inc.
                        (Formerly Texas Industries, Inc.)
                          (A Development Stage Company)

                        Statement of Shareholders' Equity

                                     For the
                      Seven Months Ended December 31, 1998
                                        &
                                     For the
                          Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                              Common Stock                Preferred Stock
                                       --------------------------     ------------------------
                                       Shares Issued                  Shares Issued                                      Total
                                             &                              &                       Accumulated      Shareholders'
                                        Outstanding        Amount      Outstanding      Amount        Deficit       Equity (Deficit)
                                       -------------       ------     -------------     ------      -----------     ----------------
  Balance - June 1, 1998                    92,465       $  46,592        1,615         $9,002       $ (64,604)       $  (9,010)

  Issuance of Common Stock              10,708,895       $ 151,299           --         $   --                        $ 151,299

  Costs of Issuance of Common Stock                                                                   (179,300)       $(179,300)

  Net Loss for Seven Months Ended
   December 31, 1998                                                                    $   --        (130,289)       $(130,289)
                                        ----------       ---------        -----         ------       ---------        ---------
  Balance - December 31, 1998           10,801,360       $ 197,891        1,615         $9,002       $(374,193)       $(167,300)
                                        ----------       ---------        -----         ------       ---------        ---------

  Issuance of Common Stock              11,000,000       $  11,000           --         $   --                        $  11,000

  Net Income for Year Ended
   December 31, 1999                                                                                   (13,743)       $ (13,743
                                        ----------       ---------        -----         ------       ---------        ---------
  Balance - December 31, 1999           21,801,360       $ 208,891        1,615         $9,002       $(387,936)       $(170,043)
                                        ==========       =========        =====         ======       =========        =========


   The Accompanying Notes Are An Integral Part of These Financial Statements

                               Kentex Energy, Inc.
                        (Formerly Texas Industries, Inc.)
                          (A Development Stage Company)

                       Comparative Statements of Cash Flow

                                     For the
                          Year Ended December 31, 1999
                                        &
                      Seven Months Ended December 31, 1998
                                        &
                    Thirty-One Months Ended December 31, 1999
--------------------------------------------------------------------------------

                                                                                                                      For the
                                                                           For the               For the         Thirty-One Months
                                                                            Year              Seven Months           Beginning
                                                                            Ended                 Ended            June 1, 1997
                                                                      December 31, 1999     December 31, 1998  To December 31, 1999
                                                                      -----------------     -----------------  --------------------

 RECONCILIATION OF NET INCOME TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES:
   Net (Loss)                                                             $ (13,743)            $(130,289)            $(147,703)

   Change in Current Assets and Liabilities:
     (Increase) Decrease in Note Receivable & Accrued Interest                   --                10,078                10,012
     (Increase) Decrease in Prepaid Expenses                                     --                 1,200                    --
     Increase in Accounts Payable                                             2,743               146,916               149,904
     Increase in Accrued Liabilities                                             --                    --                    --
     Increase (Decrease) in Accrued & Withheld Taxes                             --                    --                    --
                                                                          ---------             ---------             ---------
        Total Adjustments                                                 $   2,743             $ 158,194             $ 159,916
                                                                          ---------             ---------             ---------
 NET CASH PROVIDED BY OPERATING ACTIVITIES                                $ (11,000)            $  27,905             $  12,213

 CASH FLOWS FROM INVESTING ACTIVITIES
   Principal Payments on Notes Receivable                                        --                    --                 1,488
                                                                          ---------             ---------             ---------
 NET CASH FROM (USED BY) INVESTING  ACTIVITIES                            $      --             $      --             $   1,488

 CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from Issuance of Common Stock                                    11,000               151,299               165,799
   Costs of Issuance of Common Stock                                             --              (179,300)             (179,300)
                                                                          ---------             ---------             ---------
 NET CASH (USED) PROVIDED BY FINANCING ACTIVITIES                         $  11,000             $ (28,001)            $ (13,501)
                                                                          ---------             ---------             ---------
 NET INCREASE (DECREASE) IN CASH                                          $      --             $     (96)            $     200

 CASH BALANCE,  BEGINNING OF PERIOD                                       $     200             $     296             $      --
                                                                          ---------             ---------             ---------
 CASH BALANCE, END OF PERIOD                                              $     200             $     200             $     200
                                                                          =========             =========             =========

 SUPPLEMENTAL DISCLOSURE:
   Sale of Common Stock                                                   $  11,000             $ 151,299             $ 177,299
   Less: Note Receivable                                                         --                    --                11,500
                                                                          ---------             ---------             ---------
                                                                          $      --             $      --             $ 165,799
                                                                          =========             =========             =========


   The Accompanying Notes Are An Integral Part of These Financial Statements

                             Kentex Energy, Inc.
               (Formerly International Texas Industries, Inc.)
                        (A Development Stage Company)

                        Notes to Financial Statements

                          December 31, 1999 and 1998
--------------------------------------------------------------------------------


NOTE A - COMPANY HISTORY

Kentex Energy, Inc. was originally incorporated on May 6, 1968 in the State of Nevada as Arizona Nevada Gold-Copper and Silver Mining Company. The name was changed to Arizona-Nevada Mining Company on December 30, 1968. On July 9, 1982 the name was changed to International Texas Industries, Inc. This Company has been inactive for many years and its last 10-K filing with the Securities and Exchange Commission (SEC) was on July 20, 1989.

On December 10, 1997 International Texas Industries, Inc. was reinstated as a Company in good standing in the state of Nevada. On June 11, 1998 the Company changed the name to Kentex Energy, Inc.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Kentex Energy, Inc. (Formerly International Texas Industries, Inc.) (A Development Stage Company)(The Company) is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Basis of Financial Statement Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting. The accounting method recognizes revenues in the accounting period in which they are earned and expenses when they are incurred regardless of when cash is paid or received.

                             Kentex Energy, Inc.
               (Formerly International Texas Industries, Inc.)
                        (A Development Stage Company)

                        Notes to Financial Statements

                          December 31, 1999 and 1998
--------------------------------------------------------------------------------


NOTE B - RELATED PARTY TRANSACTIONS

On May 11, 1998, International Texas Industries, Inc. sold 25,000,000 shares of restricted common stock (pre-reverse split) to Executive Business Services (EBS) for $15,000. EBS is an entity related to the Company's former president. The proceeds from the stock sale were used to cover expenses incurred in connection with reactivating the Company.

$11,078 of this note was deemed uncollectible during 1998 and written off. At December 31, 1998 there was no outstanding receivable.


NOTE C - INCOME TAXES

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases, and to net operating loss and tax credit carryforwards, measured by enacted tax rates for the years in which taxes are expected to be paid or recovered.

There are no deferred tax assets or liabilities at December 31, 1998.


NOTE D - GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company's Management is currently searching for businesses to acquire, and intends to use the securities markets to help finance the business. It is not certain whether or not the Company will obtain the necessary financing to continue its operations. These factors raise substantial doubt about the Company's ability to continue as a Going Concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

                             Kentex Energy, Inc.
               (Formerly International Texas Industries, Inc.)
                        (A Development Stage Company)

                        Notes to Financial Statements

                          December 31, 1999 and 1998
--------------------------------------------------------------------------------


NOTE E - SUBSEQUENT EVENT

On January 13, 2000 the Company agreed to merge with Home Financing Centers, Inc. (HFCI). As part of the exchange, the Company agreed to change its name to Home Financing Centers, Inc. pursuant to the planned reorganization.

                                 EXHIBIT INDEX


Exhibit Number                Description
--------------                -----------

16.1                          Letter Re Change of Accountants

23.1 Consent of Cerasi, Kraus & Associates, Inc., independent public accountants

27.1 FDS for Fiscal Years Ending 12/31/98, 12/31/99 & Interim period ending 3/31/2000

99.1 Stock Exchange Agreement, between Home Financing Centers, Inc. and MAS Acquisition X Corp.